                             THE VANTAGEPOINT FUNDS

                   VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

              Supplement dated January 27, 2006 to the Statement of
                  Additional Information dated May 1, 2005, as
                  Supplemented on January 4, 2006, December 23,
            2005, September 8, 2005, June 30, 2005, and May 23, 2005

At a meeting held on January 19, 2006, the Board of Directors of The Vantagepoint Funds (the "Board") approved the appointment of Legg Mason Capital Management, Inc. and TimesSquare Capital Management, LLC as additional subadvisers to the Vantagepoint Aggressive Opportunities Fund (the "Fund"), effective on January 25, 2006. At the same meeting, the Board approved the termination of Wellington Management Company, LLP as a subadviser to the Fund. Accordingly, these subadvisory changes are reflected in the following supplement to the Statement of Additional Information.

Southeastern Asset Management, Inc. ("Southeastern") and T. Rowe Price Associates, Inc. continue to serve as subadvisers to the Fund. In a transition phase beginning on or about January 25, 2006, the Fund's assets will be transitioned and reallocated to and among the Fund's four subadvisers. In addition, in connection with these changes, Vantagepoint Investment Advisers, LLC, the Fund's investment adviser, has negotiated, and the Board has approved, a lower subadvisory fee with Southeastern effective February 1, 2006. This change, as well as the changes described above, is expected to reduce the overall subadvisory fees paid by the Fund.

      This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information, as previously supplemented.

SUBADVISERS

Delete the references to Wellington Capital Management, LLP ("Wellington") found throughout the Statement of Additional Information as they relate to that firm's service as a subadviser to the Fund.

Add the following information to the "Subadvisers" section, which starts on page 30 of the Statement of Additional Information:

Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, serves as a subadviser to the Growth Fund and the Fund. Legg Mason is wholly owned by Legg Mason, Inc., a publicly-traded, global financial services company.

TimesSquare Capital Management, LLC ("TimesSquare"), Four Times Square, 25th Floor, New York, New York 10036, serves as a subadviser to the Fund. TimesSquare is owned by its senior executives and Affiliated Managers Group, Inc. which is a publicly-traded asset management holding company.

The following information should be read in conjunction with the fee schedule for the Fund found on page 33:

----------------------------------------------------------------------------------------------------------------------
                      Assets Managed        Fee              Amount Paid for    Amount Paid for     Amount Paid for
                                                             Period Ended       Period Ended Dec.   Period Ended
                                                             Dec. 31, 2002      31, 2003            Dec. 31, 2004
----------------------------------------------------------------------------------------------------------------------
Legg Mason*           First $200 million    0.40%               N/A                N/A                 N/A
                      Over $200 million     0.38%
----------------------------------------------------------------------------------------------------------------------
TimesSquare*          First $300 million    0.50%               N/A                N/A                 N/A
                      Next $200 million     0.47%
                      Over $500 million     0.45%
----------------------------------------------------------------------------------------------------------------------
Southeastern**        First $100 million    0.875%              $287,172           $1,702,391          $2,483,209
                      Over $100 million     0.750%
----------------------------------------------------------------------------------------------------------------------
Wellington***         First $100 million    0.75%               $263,597           $1,461,029          $2,261,945
                      Over $100 million     0.65%



 *This firm began serving as a subadviser to the Aggressive Opportunities Fund on January 25, 2006.
**Effective February 1, 2006, the following represents the fee schedule for
  Southeastern: 0.75% on the first $50 million and 0.50% over $50 million.

***Wellington ceased to serve as a subadviser on or about January 25, 2006.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

Add the following information to the "Additional Information Pertaining to Portfolio Managers of the Funds" section, which starts on page 35 of the Statement of Additional Information:

Information provided for Legg Mason is as of December 31, 2005 and information provided for TimesSquare is as of December 23, 2005. As of these dates, no portfolio manager listed below owned shares of the Fund.


                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                    COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                             -----------------------       --------------------------        --------------------------
PORTFOLIO MANAGER                      TOTAL ASSETS                      TOTAL ASSETS                     TOTAL ASSETS
                             NUMBER    (IN MILLIONS)        NUMBER       (IN MILLIONS)       NUMBER       (IN MILLIONS)
                             ------    -------------        ------       -------------       ------       -------------
LEGG MASON (A SUBADVISER TO THE AGGRESSIVE OPPORTUNITIES FUND)
                Sam Peters      1          $3,939.6            0                    N/A        14                $336.8
TIMESSQUARE (A SUBADVISER TO THE AGGRESSIVE OPPORTUNITIES FUND)
           Tony Rosenthal*      2              $168            0                    N/A        26                  $349
             Grant Babyak*     11            $2,400            0                    N/A        88                $3,700

*Mr.Rosenthal and Mr. Babyak manage 1 "Other Account," with assets of $25 million that has advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Add the following information to the "Potential Conflicts of Interest" section of the Statement of Additional Information:

LEGG MASON

Information for Legg Mason relating to "Potential Conflicts of Interest" is disclosed in a supplement to the Statement of Additional Information dated May 23, 2005.

TIMESSQUARE

TimesSquare is committed to ensuring that any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective.


Code of Ethics - Personal Trading Conflicts:
As a relatively small entity, TimeSquare treats all personnel as "Access Persons." All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $10 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. TimeSquare's Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:
---------------------------------
Portfolio managers for all advised accounts have equal access to all suitable transactions. Requests for publicly-traded securities may be filled by TimesSquare's trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Except as directed by clients, TimesSquare uses a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts' requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio's relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include "program trades" for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare's active equity trading desk. TimesSquare's trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis.

Where the actual allocation of new issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts to determine if future allocations of IPOs and secondary offerings should be adjusted.

COMPENSATION OF PORTFOLIO MANAGERS

Add the following information to the "Compensation of Portfolio Managers" section of the Statement of Additional Information:

LEGG MASON

The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to their benchmarks, the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to Legg Mason's research process, Legg Mason's profitability and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

TIMESSQUARE

TimesSquare's compensation program is tied exclusively to client investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark. Compensation is then awarded based on one-year and three-year performance with more emphasis on the longer term. Investment professionals' compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries
-------------

TimesSquare's investment professionals receive a base salary. TimesSquare adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan
-----------------

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons.

Equity Ownership
----------------

Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in the firm's business, senior professionals benefit from client retention and prudent business management. Currently, substantially all of the firm's investment professionals retain ownership.


APPENDIX B

PROXY VOTING POLICIES

The "Proxy Principles and Procedures" for Legg Mason are disclosed in a supplement to the Statement of Additional Information dated May 23, 2005.

Add the following proxy voting policies of TimesSquare to Appendix B:


PROCEDURE: PROXY VOTING

RESPONSIBILITY:

      1. Compliance Department

      2. Proxy Voting Committee

      3. Analysts and Portfolio Managers

      4. Investor Responsibility Research Center (IRRC)


DISCUSSION:

     1. Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies.

     2. Working with the key proxy voting decision makers, that is, analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the Proxy Voting Committee. The Proxy Voting Committee is composed of the Chief Executive Officer, the VP of Operations, and the Chief Compliance Officer.

     3. To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare's clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

     4. Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

          a. For ERISA accounts, including advisory accounts, mutual funds, and separate accounts, acting prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

          b. For non-ERISA accounts, including certain advisory accounts, mutual funds and separate accounts, the client's financial and non-financial objective only, to the extent known, shall be considered.

     5. Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center (IRRC). All proxy materials are directed to IRRC by the portfolios' custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TimesSquare; reconciles all shares held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.

     6. Using voting guidelines provided by TimesSquare, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

     7. Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

     8. In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

           [End of Supplement to Statement of Additional Information]